EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 21, 2014

by and among

Each of

SL GREEN REALTY CORP.,
SL GREEN OPERATING PARTNERSHIP, L.P.
and
RECKSON OPERATING PARTNERSHIP, L.P.,
as a Borrower,

EACH OF THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

WELLS FARGO SECURITIES, LLC,
J.P. MORGAN SECURITIES LLC
and
DEUTSCHE BANK SECURITIES INC.,
as Lead Arrangers,

JP MORGAN CHASE BANK, N.A.,
as Syndication Agent,

and

U.S. BANK NATIONAL ASSOCIATION,
DEUTSCHE BANK SECURITIES INC.,
BANK OF AMERICA, N.A.
and
CITIGROUP GLOBAL MARKETS INC.,
as Documentation Agents

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 21, 2014 by and among SL GREEN REALTY CORP. (the “Parent”), SL GREEN OPERATING PARTNERSHIP, L.P. (“SLGOP”) and RECKSON OPERATING PARTNERSHIP, L.P. (“Reckson”; together with the Parent and SLGOP, each individually a “Borrower” and collectively, the “Borrowers”), each of the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties hereto.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2012 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by restating the table in the definition of “Applicable Margin” in full as follows:

Level	Reckson’s Credit Rating (S&P/Moody’s or equivalent)	Applicable Margin for Revolving Loans	Applicable Margin for Term Loans
1	A-/A3 (or equivalent) or better	1.00%	0.95%
2	BBB+/Baa1 (or equivalent)	1.075%	1.05%
3	BBB/Baa2 (or equivalent)	1.175%	1.20%
4	BBB-/Baa3 (or equivalent)	1.45%	1.40%
5	BB+/Ba1 (or equivalent) or lower	1.75%	1.90%

(b)           The Credit Agreement is amended by restating the definitions of “Term Loan”, “Term Loan Maturity Date”, “Total Asset Value”, “Transition Asset” and “Unencumbered Asset Value” in full as follows:

“Term Loan” means a loan made by a Term Loan Lender to a Borrower pursuant to Section 2.2.(a) or an Additional Term Loan made pursuant to Section 2.19.

“Term Loan Maturity Date” means June 30, 2019.

“Total Asset Value” means, with respect to a Person, at a given time, the sum (without duplication) of all of the following of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (b) the quotient of (i) EBITDA of such Person and its Subsidiaries for the immediately preceding period of four consecutive fiscal quarters, divided by (ii) the Capitalization Rate; provided that, for the Annualization Period for a Newly-Acquired Property or Transition Asset, the EBITDA attributable to such Newly-Acquired Property or such Transition Asset, as applicable, shall be determined on an Annualized basis; plus (c) the GAAP book value of Properties acquired during the six fiscal quarters most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land, Mortgage Receivables and other promissory notes plus (f) the Structured Finance Value; plus (g) the GAAP book value of Transition Assets; plus (h) the GAAP book value of Investments in Unconsolidated Affiliates.  EBITDA attributable to (x) Properties acquired or disposed of during the six fiscal quarters ending immediately prior to any date of determination of Total Asset Value or (y) Properties that were Development Properties at the end of such fiscal quarter or (z) Transition Assets, shall not be included in the calculation of Total Asset Value.  If the contribution from clause (f) or (h) above should exceed 15% of Total Asset Value, such excess shall be excluded from the calculation of Total Asset Value.

“Transition Asset” means, at any time of determination, either (a) Property that was acquired by a Borrower or a Subsidiary within the period of six fiscal quarters most recently ended and when acquired had an Occupancy Rate of less than seventy percent (70.0%) or (b) a Property identified by the Borrower Representative in a written notice (which may be by telecopy or electronic mail) to the Administrative Agent on which the existing building is undergoing a renovation or redevelopment that will result in at least thirty percent (30%) of the total gross leasable area of such building being unavailable for occupancy.  A Transition Asset of the type described in clause (a) of this definition will cease to be a Transition Asset immediately following the last day of the period of six fiscal quarters commencing with the fiscal quarter in which such Property was acquired, and a Transition Asset of the type described in clause (b) of this definition will cease to be a Transition Asset immediately following the last day of the period of six fiscal quarters commencing with the fiscal quarter in which all improvements related to the renovation or redevelopment were completed.  A Transition Asset of the type described in clause (a) of this definition shall in no event be considered to be a Newly-Acquired Property.

“Unencumbered Asset Value” means, without duplication (a) the Unencumbered Adjusted NOI (excluding Net Operating Income attributable to (i) Development Properties, (ii) Transition Assets and (iii) Newly-Acquired Properties) for the immediately preceding period of four consecutive fiscal quarters divided by the Capitalization Rate; provided that, for the Annualization Period for a Newly-Acquired Property or Transition Asset, the Unencumbered Adjusted NOI for such Newly-Acquired Property or Transition Asset, as applicable, shall be determined on an Annualized basis, plus (b) the GAAP book value of all Eligible Properties acquired during the six fiscal quarters most recently ended, plus (c) the Structured Finance Value, plus (d) the GAAP book value of Development Properties or Transition Assets that would be “Eligible Properties” if fully developed; plus (e) the GAAP book value of Mortgage Receivables held by a Borrower or a Wholly Owned Subsidiary (i) that are not, and if held by a Subsidiary, no Borrower’s direct or indirect ownership interest in such Subsidiary is, subject to any Lien (other than Permitted Liens) or any Negative Pledge, and (ii) with respect to which a Borrower has a right, directly or indirectly through a Subsidiary, to create Liens on such Mortgage Receivables as security for Indebtedness of such Borrower and to sell, transfer or otherwise dispose of such Mortgage Receivable, in each case, without the need to obtain the consent of any Person.  For purposes of this definition, to the extent that the percentage of Unencumbered Asset Value attributable to (x) assets identified in clauses (c), (d) and (e) above would exceed 10.0% of Unencumbered Asset Value and/or (y) Properties subject to a Ground Lease (not including 1185 Avenue of the Americas) would exceed 10% of the Unencumbered Asset Value, then, in the case of each of clauses (x) and (y), such excess shall be excluded from the calculation of Unencumbered Asset Value.  Further, no Property, Structured Finance Investment or Mortgage Receivable owned or held by an entity other than a Borrower shall be included in the calculation of Unencumbered Asset Value if such entity, or an entity (other than a Borrower) that has a direct or indirect ownership interest in such entity, is an obligor in respect of any Indebtedness (other than Nonrecourse Indebtedness of the type described in clause (a) of the definition thereof).  For the avoidance of doubt, in no event shall any Property, Structured Finance Investment or Mortgage Receivable owned or held by a Single Asset Entity or SL Green Funding, if such Person is an obligor in respect of any Indebtedness, be included in the calculation of Unencumbered Asset Value.

(c)           The Credit Agreement is further amended by inserting the following definitions in Section 1.1. thereof in appropriate alphabetical order:

“Additional Term Loans” has the meaning given that term in Section 2.19.

“Annualization Period” means the period of three fiscal quarters of the Parent immediately following (a) in the case of a Newly-Acquired Property, the period of six fiscal quarters commencing with the fiscal quarter in which such Newly-Acquired Property was acquired, and (b) in the case of a Transition Asset, the last day of the fiscal quarter in which such Property ceased to be a Transition Asset.

“Annualized” means, with respect to a Newly-Acquired Property or a Transition Asset, (a) for the first fiscal quarter immediately following the Annualization Period for such Property, Unencumbered Adjusted NOI or EBITDA, as applicable, for such Property for such fiscal quarter multiplied by 4, (b) for the second fiscal quarter immediately following such Annualization Period, the sum of Unencumbered Adjusted NOI or EBITDA, as applicable, for such Property for such fiscal quarter plus the fiscal quarter immediately preceding such fiscal quarter multiplied by 2 and (c) for the third fiscal quarter immediately following such Annualization Period, the sum of Unencumbered Adjusted NOI or EBITDA, as applicable, for such Property for such fiscal quarter plus the two fiscal quarters immediately preceding such fiscal quarter multiplied by 4/3rds.

“Anti-Corruption Laws” means all applicable laws, rules and regulations of any jurisdiction applicable to the Borrowers from time to time concerning or relating to bribery or corruption.

“Newly-Acquired Property” means an Eligible Property acquired during the period of six fiscal quarters of the Parent most recently ended.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, or (b) or any Person controlled by any such Person.

“Sanctions” means any economic or financial sanctions or trade embargoes applicable to any of the Borrowers or any of their respective Subsidiaries or other Affiliates imposed, administered or enforced from time to time by OFAC or the U.S. Department of State.

(d)           The Credit Agreement is further amended by restating Section 2.19. thereof in its entirety as follows:

Section 2.19.  Increase in Commitments.

The Borrowers shall have the right (a) prior to the Revolving Termination Date, to request increases in the aggregate amount of the Revolving Commitments and (b) prior to the Term Loan Maturity Date, to request the making of additional Term Loans (“Additional Term Loans”), in each case, by the Borrower Representative providing written notice (which may be by telecopy or electronic mail) to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that (i) after giving effect to any increase in the Revolving Commitments the aggregate amount of the Revolving Commitments shall not exceed $1,500,000,000 less the amount of any voluntary reductions of the Revolving Commitments made pursuant to Section 2.13. and (ii) the aggregate principal amount of all Additional Term Loans made shall not exceed $500,000,000.  Additional Term Loans shall be subject to the same terms and conditions of this Agreement that are applicable to all other Term Loans.  Each such increase in the Revolving Commitments must be in an aggregate minimum amount of $100,000,000 and integral multiples of $50,000,000 in excess thereof.  Each such request to make Additional Term Loans must be in an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof (or such other amounts as may be acceptable to the Administrative Agent and the Borrowers).  The Administrative Agent, in consultation with the Borrower Representative, shall manage all aspects of the syndication of such increase in the Revolving Commitments or making of Additional Term Loans, as applicable, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase in the Revolving Commitments or the making of Additional Term Loans, as applicable, and the allocations of the increase in the Revolving Commitments or making of Additional Term Loans, as applicable, among such existing Lenders and/or other banks, financial institutions and other institutional lenders.  No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment or make an Additional Term Loan, and any new Lender becoming a party to this Agreement in connection with any such requested increase in the Revolving Commitments or the making of Additional Term Loans, as applicable, must be an Eligible Assignee.  If a new Revolving Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment or making an initial Revolving Commitment, such Lender shall on the date it becomes a Revolving Lender hereunder (or in the case of an existing Revolving Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Revolving

Lenders its Revolving Commitment Percentage or, in the case of a Revolving Lender increasing its Revolving Commitment, the amount of the increase in its Revolving Commitment Percentage (determined with respect to the Revolving Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Revolving Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Revolving Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.4.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans.  The Borrowers jointly and severally agree to pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 4.4. as if such purchase were a prepayment of any such Revolving Loans.  Effecting the increase of the Revolving Commitments or the making of Additional Term Loans under this Section is subject to the following conditions precedent:  (x) no Default or Event of Default shall be in existence on the effective date of such increase in the Revolving Commitments or the making of such Additional Term Loans, (y) the representations and warranties made or deemed made by any Borrower in any Loan Document to which such Borrower is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:  (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of all corporate, partnership or other necessary action taken by the Borrowers to authorize such increase in the Revolving Commitments or the borrowing of Additional Term Loans, as applicable; (ii) an opinion of counsel to the Borrowers and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; (iii) in the case of an increase in the Revolving Commitments, new Revolving Notes executed by the Borrowers, payable to any new Revolving Lenders and replacement Revolving Notes executed by the Borrowers, payable to any existing Revolving Lenders increasing their Revolving Commitments, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments (in each case unless any such Revolving Lender requests not to receive such a Note); and (iv) in the case of the making of Additional Term Loans, new Term Notes executed by the Borrowers, payable to any new Term Loan Lenders and replacement Term Notes executed by the Borrowers, payable to any existing Term Loan Lenders increasing their Term Loans, in the amount of such Term Loan Lender’s Term Loan (in each case unless any such Term Loan Lender requests not to receive such a Note).  In connection with any increase in the aggregate amount of the Revolving Commitments or the making of any Additional Term Loans pursuant to this Section, any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request.

(e)           The Credit Agreement is further amended by restating Section 6.1.(x) thereof in its entirety as follows:

(x)           OFAC, Anti-Corruption Laws and Sanctions.  The Borrowers have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance in all material respects by the Borrowers and their respective Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and Sanctions, and the Borrowers, their respective Subsidiaries and their respective officers and directors and, to the knowledge of the Borrowers and their respective Subsidiaries, any of their respective employees, are in compliance in all material respects with Anti-Corruption Laws and Sanctions.  None of the Borrowers, their Subsidiaries, or, to the Parent’s knowledge, the other Affiliates (other than Subsidiaries) of the Parent, and, to the Borrowers’ and their respective Subsidiaries’ knowledge, none of their respective directors, officers or employees: (i) is a person that is named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) available at http://www.treas.gov/offices/enforcement/ofac/index.shtml or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; (iii) is a Sanctioned Person not otherwise described in the preceding clauses (i) and (ii); or (iv) derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person

(f)           The Credit Agreement is further amended by restating Section 6.2. thereof in its entirety as follows:

Section 6.2.  Survival of Representations and Warranties, Etc.

All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made on and as of the Agreement Date, the Effective Date, the date on which any extension of the Revolving Termination Date is effectuated pursuant to Section 2.14., the date on which any increase of the Revolving Commitments is effectuated or Additional Term Loans are made pursuant to Section 2.19. and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder.  All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit.

(g)           The Credit Agreement is further amended by restating Section 7.2. thereof in its entirety as follows:

Section 7.2.  Compliance with Applicable Law.

Each Borrower shall, and shall cause each Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect.  Each Borrower shall maintain in effect policies and procedures reasonably designed to ensure compliance by such Borrower and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions in all material respects.

(h)           The Credit Agreement is further amended by restating Section 7.8. thereof in its entirety as follows:

Section 7.8.  Use of Proceeds.

Each Borrower will use the proceeds of Loans only (a) for the payment of pre-development and development costs incurred in connection with Properties owned by such Borrower or any Subsidiary of such Borrower; (b) to finance acquisitions and other Investments otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of such Borrower and its Subsidiaries; (d) to provide for the general working capital needs of such Borrower and its Subsidiaries; and (e) for other general corporate purposes of such Borrower and its Subsidiaries.  Each Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans.  No Borrower shall, and no Borrower shall permit any Subsidiary to, use any part of such proceeds, or any Letter of Credit, to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock; provided, however, to the extent not otherwise prohibited by this Agreement or the other Loan Documents, the Parent may use proceeds of the Loans to purchase the Parent’s common stock so long as such use will not result in any of the Loans or other Obligations being considered to be “purpose credit” directly or indirectly secured by margin stock within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.  No Borrower shall request any borrowing of any Loans or the issuance of any Letter of Credit, and each Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and shall not use, the proceeds of any Loan or Letter of Credit (x) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (y) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 2.  Additional Term Loans.  Upon the effectiveness of this Amendment each Lender identified on Exhibit A attached hereto (each an “Additional Term Loan Lender”) agrees to make an Additional Term Loan (as defined in the Credit Agreement as amended hereby) to the Borrowers in the principal amount set forth for such Additional Term Loan Lender on Exhibit A as such Additional Term Loan Lender’s “Additional Term Loan Amount”.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment and the making of additional Term Loans as provided in the immediately preceding Section 2 are all subject to the condition precedent that the Administrative Agent receive each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           a counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent, the Requisite Lenders and each of the Term Loan Lenders;

(b)           replacement Term Notes executed by the Borrowers payable to any existing Term Loan Lenders increasing their Term Loans (except in the case of any such Lender requesting not to receive such a Note), in each case in the aggregate principal amount of the Term Loans held by such Lender (collectively, the “New Notes”);

(c)           certified copies of all corporate, partnership or other necessary action taken by the Borrowers to authorize their execution and delivery of this Amendment and the New Notes, and the performance of this Amendment, the New Notes and the Credit Agreement as amended by this Amendment;

(d)           certified copies of organizational documents of each of the Borrowers recently certified by applicable state agencies;

(e)           an opinion or opinions of counsel to the Borrowers, addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent;

(f)           a Compliance Certificate for each of the Parent and Reckson calculated based on the Parent’s fiscal year ended December 31, 2013 and giving pro forma effect to the borrowing of the Term Loans being made in connection with this Amendment;

(g)           evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Administrative Agent, in connection with this Amendment have been paid;

(h)           a certificate from the Parent’s chief executive officer, chief legal officer or chief financial officer certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default exists and (ii) all representations and warranties made or deemed made by any Borrower in any Loan Document to which such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder; and

(i)           such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.  Representations.  Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and the New Notes and to perform its obligations hereunder, under the New Notes and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  Each of this Amendment and the New Notes has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment, the New Notes and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against it in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by each Borrower of this Amendment and the New Notes and the performance by each Borrower of this Amendment, the New Notes and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to any Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any other Loan Party, or any indenture, agreement or other instrument to which any Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; and (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any other Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Borrowers.  Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  On and after the effectiveness of this Amendment, this Amendment shall constitute a Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.  This Amendment may be executed by any electronic means, including “pdf”.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL Green Realty Corp.

By:	/s/ James E. Mead
Name: James E. Mead
Title: Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.

By: Wyoming Acquisition GP LLC, as Sole General Partner

By: SL Green Operating Partnership, L.P.,

By: SL Green Realty Corp.

By:	/s/ James E. Mead
Name: James E. Mead
Title: Chief Financial Officer

SL GREEN REALTY CORP.

By:	/s/ James E. Mead
Name: James E. Mead
Title: Chief Financial Officer

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Sean Armah
Name: Sean Armah
Title: Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Alexander Johnson
Name: Alexander Johnson
Title: Managing Director

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ann E. Kenzie
Name: Ann E. Kenzie
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

CITIBANK, N.A., as a Lender

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Managing Director

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
SL Green Operating Partnership, L.P.]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P. Kelly
Name: Brian P. Kelly
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David W. Heller
Name: David W. Heller
Title: Senior Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Nicole Ferry Lacchia
Name: Nicole Ferry Lacchia
Title: Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachl
Name: Noam Azachl
Title: Vice President

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UNION BANK, N.A., as a Lender

By:	/s/ John Feeney
Name: John Feeney
Title: Senior Director

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

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TD BANK, N.A., as a Lender

By:	/s/ John Valladares
Name: John Valladares
Title: Vice President

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Angela Chen
Name: Angela Chen
Title: VP & DGM

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[Signature Page to First Amendment to Amended and Restated Credit Agreement with
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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Sophia Love
Name: Sophia Love
Title: Vice President

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BANK OF TAIWAN, NEW YORK BRANCH, as a Lender

By:	/s/ Kevin H. Hsieh
Name: Kevin H. Hsieh
Title: VP & General Manager

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TAIWAN COOPERATIVE BANK LOS ANGELES BRANCH, as a Lender

By:	/s/ Huang Li-Hua
Name: Li-Hua Huang
Title: VP & General Manager

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SL Green Operating Partnership, L.P.]

FIRST COMMERCIAL BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Allen J.L. Li
Name: Allen J.L. Li
Title: Assistant General Manager

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E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:	/s/ Edward Chen
Name: Edward Chen
Title: SVP & General Manager

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EXHIBIT A

Additional Term Loan Lenders

Additional Term Loan Lender	Additional Term Loan Amount
Wells Fargo Bank, National Association	$65,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
U.S. Bank National Association	$85,000,000
Bank of America, N.A.	$20,000,000
Citibank, N.A.	$20,000,000
Deutsche Bank Trust Company Americas	$10,000,000
PNC Bank National Association	$50,000,000
TD Bank, N.A.	$25,000,000
The Bank of New York Mellon	$25,000,000
Union Bank, N.A.	$25,000,000
Mega International Commercial Bank Co., Ltd. New York Branch	$5,000,000
First Commercial Bank, New York Branch	$3,000,000
TOTAL	$383,000,000

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